EXHIBIT 10.13

                           	SWANK, INC.
          	1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
             	NON-QUALIFIED STOCK OPTION CONTRACT


	THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 24th day of April 1997, between Swank, Inc., a Delaware corporation (the "Company"), and Mark Abramowitz (the
"Optionee").

                    	W I T N E S S E T H

	1.	The Company, in accordance with the terms and conditions
of the 1994 Non-Employee Director Stock Option Plan of the Company
(the "Plan"), grants as of April 24, 1997 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock"), at $.78125 per share, being 100% of the fair market value of such shares of Common Stock on such date.

	2.	The term of this option shall be 5 years from April 24,
1997, subject to earlier termination as provided in this Contract and in the Plan. This option shall be immediately exercisable as to 100% of the number of shares of Common Stock subject hereto.

	3.	This option shall be exercised by giving written notice
to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

	4.	Notwithstanding the foregoing, and without limiting the
provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

	5.	Notwithstanding anything herein to the contrary, if at
any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

	6.	Nothing in the Plan or herein shall confer upon the
Optionee any right to continue as a director of the Company.

	7.	The Company may endorse or affix appropriate legends
upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

	8.	The Company and the Optionee agree that they will both
be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

	9.	The Optionee represents and agrees that he will comply
with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

	10. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

	11.	This Contract shall be binding upon and inure to the
benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

	12.	This Contract shall be governed by and construed in
accordance with the laws of the State of Delaware.

	13.	The invalidity or illegality of any provision herein
shall not affect the validity of any other provision.

	14.	The Optionee agrees that the Company may amend the Plan
and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

	IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.

							                     SWANK, INC.



                     							By:    /s/ John Tulin

							                     Its:       President


                     							      /s/ Mark Abramowitz
                                									Optionee


							                           Parker Chapin Flattau & Klimpl
                            						1211 Avenue of the Americas
                                									Address

                           							New York, NY 10036

                        SWANK, INC.
       	1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
           	NON-QUALIFIED STOCK OPTION CONTRACT


	THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 24th day of April 1997, between Swank, Inc., a Delaware corporation (the "Company"), and Raymond Vise (the "Optionee").

                 	W I T N E S S E T H

	1.	The Company, in accordance with the terms and conditions
of the 1994 Non-Employee Director Stock Option Plan of the Company
(the "Plan"), grants as of April 24, 1997 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock"), at $.78125 per share, being 100% of the fair market value of such shares of Common Stock on such date.

	2.	The term of this option shall be 5 years from April 24,
1997, subject to earlier termination as provided in this Contract and in the Plan. This option shall be immediately exercisable as to 100% of the number of shares of Common Stock subject hereto.

	3.	This option shall be exercised by giving written notice
to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

	4.	Notwithstanding the foregoing, and without limiting the
provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

	5.	Notwithstanding anything herein to the contrary, if at
any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

	6.	Nothing in the Plan or herein shall confer upon the
Optionee any right to continue as a director of the Company.

	7.	The Company may endorse or affix appropriate legends
upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

	8.	The Company and the Optionee agree that they will both
be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

	9.	The Optionee represents and agrees that he will comply
with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

	10. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

	11.	This Contract shall be binding upon and inure to the
benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

	12.	This Contract shall be governed by and construed in
accordance with the laws of the State of Delaware.

	13.	The invalidity or illegality of any provision herein
shall not affect the validity of any other provision.

	14.	The Optionee agrees that the Company may amend the Plan
and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

	IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.

                       							SWANK, INC.



                       							By:    /s/ John Tulin

                       							Its:       President


                      							      /s/ Raymond Vise
                             									Optionee


                        							   8 El Paseo
                             									Address

                        							   Irvine, CA 92612-2907

                         SWANK, INC.
        	1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
            	NON-QUALIFIED STOCK OPTION CONTRACT


	THIS NON-QUALIFIED STOCK OPTION CONTRACT entered into as of the 24th day of April 1997, between Swank, Inc., a Delaware corporation (the "Company"), and John J. Macht (the "Optionee").

                 	W I T N E S S E T H

	1.	The Company, in accordance with the terms and conditions
of the 1994 Non-Employee Director Stock Option Plan of the Company
(the "Plan"), grants as of April 24, 1997 to the Optionee an option to purchase an aggregate of 5,000 shares of the Common Stock, $.10 par value per share, of the Company ("Common Stock"), at $.78125 per share, being 100% of the fair market value of such shares of Common Stock on such date.

	2.	The term of this option shall be 5 years from April 24,
1997, subject to earlier termination as provided in this Contract and in the Plan. This option shall be immediately exercisable as to 100% of the number of shares of Common Stock subject hereto.

	3.	This option shall be exercised by giving written notice
to the Company at its principal office, presently 6 Hazel Street, Attleboro, Massachusetts 02703-0962, Attention: Treasurer, stating that the Optionee is exercising this stock option, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price thereof in cash or by check. In no event may a fraction of a share of Common Stock be purchased under this option.

	4.	Notwithstanding the foregoing, and without limiting the
provisions of paragraph 11 of the Plan, this option shall not be exercisable by the Optionee unless (a) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common stock to be received upon the exercise of the option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon exercise. At the request of the Board of Directors, the Optionee shall execute and deliver to the Company his representation and warranty, in form and substance satisfactory to the Board of Directors, that the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof without the meaning of the Securities Act. Nothing herein shall be construed so as to obligate the Company to register the shares subject to the option under the Securities Act.

	5.	Notwithstanding anything herein to the contrary, if at
any time the Board of Directors shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of an option, or the issue of shares of Common Stock thereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors, in its discretion.

	6.	Nothing in the Plan or herein shall confer upon the
Optionee any right to continue as a director of the Company.

	7.	The Company may endorse or affix appropriate legends
upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to
(a) prevent a violation of, or to perfect an exemption from, the registration requirement of the Securities Act, or (b) implement the provisions of the Plan or any agreement between the Company and the Optionee with respect to such shares of Common Stock.

	8.	The Company and the Optionee agree that they will both
be subject to and bound by all of the terms and conditions of the Plan, a copy of which is attached hereto and made part hereof. In the event the Optionee is no longer a director of the Company or in the event of his death or disability (as defined in the Plan), his rights hereunder shall be governed by and be subject to the provisions of the Plan. In the event of a conflict between the terms of this Contract and the terms of the Plan, the terms of the Plan shall govern.

	9.	The Optionee represents and agrees that he will comply
with all applicable laws relating to the Plan and the grant and exercise of the option and the disposition of the shares of Common Stock acquired upon exercise of the option, including without limitation, federal state securities and "blue sky" laws.

	10. This option is not transferrable otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by him or his legal representatives.

	11.	This Contract shall be binding upon and inure to the
benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled under the Plan and by law to the Optionee's rights hereunder.

	12.	This Contract shall be governed by and construed in
accordance with the laws of the State of Delaware.

	13.	The invalidity or illegality of any provision herein
shall not affect the validity of any other provision.

	14.	The Optionee agrees that the Company may amend the Plan
and the options granted to the Optionee under the Plan, subject to the limitations contained in the Plan

	IN WITNESS WHEREOF, the parties hereto have executed this contract as of the day and year first above written.

                       							SWANK, INC.



                      							By:     /s/ John Tulin

                      							Its:       President


                     							       /s/ John Macht
                              									Optionee


                   							        The Macht Group

                          							 176 Federal St. 5th Floor
                              									Address

                      							     Boston, MA 02110